UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

REV Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by February 22, 2023 at 10:59 P.M. Central Time

Online Go to www.investorvote.com/REVG or scan the QR code — login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/REVG

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all director nominees listed in Proposal 1 and FOR Proposals 2 and 3

1. Election of Class III Directors

	For	Withhold		For	Withhold		For	Withhold
01 - Paul Bamatter			02 - Dino Cusumano			03 - Randall Swift

	For	Against	Abstain		For	Against	Abstain
2. Ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2023				3. Advisory vote on the compensation of our named executive officers

B	Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

3 2 D V

03QFCA

2023 Annual Stockholder Meeting Admission Ticket

REV Group, Inc. Annual Stockholder Meeting

Thursday, February 23, 2023, 10:00 a.m. Central Time

The Renaissance Milwaukee West Hotel

2300 N. Mayfair Rd

Wauwatosa, Wisconsin 53226

Please bring the admission ticket to the meeting.

An admission ticket and valid government-issued photo identification,

such as a driver’s license or passport,

will be required to enter the meeting.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/REVG

Proxy – REV Group, Inc.

Notice of REV Group, Inc. Annual Stockholder Meeting

The Renaissance Milwaukee West Hotel

2300 N. Mayfair Rd

Wauwatosa, Wisconsin 53226

Proxy Solicited by Board of Directors for Annual Meeting – February 23, 2023

Stephen Boettinger and Paul Bamatter (the “Proxies”), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the REV Group, Inc. Annual Stockholder Meeting to be held on February 23, 2023 or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all director nominees in Proposal 1 and FOR Proposals 2 and 3, in accordance with the Board of Directors’ recommendations.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting.